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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                             ----------------------


         Date of Report (Date of earliest event reported): MARCH 2, 2006

                              W. P. CAREY & CO. LLC
             (Exact name of registrant as specified in its charter)




            DELAWARE                 001-13779            13-3912578
    (State or other jurisdiction    (Commission          (IRS Employer
         of incorporation)           File Number)    Identification Number)


               50 ROCKEFELLER PLAZA                          10020
                   NEW YORK, NY                            (Zip Code)
     (Address of principal executive offices)



                                 (212) 492-1100
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On March 2, 2006, the registrant issued an earnings release announcing its financial results for the year ended December 31, 2005. A copy of the earnings release is attached as Exhibit 99.1

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      Exhibit 99.1 Earnings release of the registrant for the year ended
                   December 31, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    W. P. CAREY & CO. LLC



Date: March 2, 2006                 By: /s/ Mark J. DeCesaris
                                       -------------------------------------
                                       Mark J. DeCesaris
                                       Managing Director and acting Chief
                                       Financial Officer